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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2003
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-31565                  06-1377322
---------------------------------  ----------------------  ---------------------
 (State or other jurisdiction      Commission File Number     (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On October 31, 2003 (the "Effective Time"), the merger of Roslyn Bancorp, Inc., a Delaware corporation ("Roslyn"), with and into New York Community Bancorp, Inc., a Delaware corporation (the "Company"), as contemplated by the Agreement and Plan of Merger dated as of June 27, 2003 (the "Merger Agreement") between the Company and Roslyn, was consummated.

         The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and
         99.1 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         The Board of Directors of the Company consists of sixteen members:
         Joseph R. Ficalora, Donald M. Blake, Max L. Kupferberg, Howard C. Miller, Dominick Ciampa, Michael F. Manzulli, Anthony E. Burke, Robert
         S. Farrell, William C. Frederick, MD, John A. Pileski, James J. O'Donovan, Joseph L. Mancino, Maureen E. Clancy, Thomas A. Doherty, John M. Tsimbinos, and Spiros J. Voutsinas.

         The members of the Board of Directors of the Company have been allocated to three classes of directors. The six directors whose term will expire in 2004 are: Donald M. Blake, Howard C. Miller, Anthony E. Burke, John A. Pileski, John M. Tsimbinos and Thomas A. Doherty; the five directors whose term will expire in 2005 are: Max L. Kupferberg, Dominick Ciampa, William C. Frederick, MD, Joseph L. Mancino and Spiros
         J. Voutsinas; and the five directors whose term will expire in 2006 are: Joseph R. Ficalora, Michael F. Manzulli, Robert S. Farrell, James
         J. O'Donovan and Maureen E. Clancy.

         Pursuant to the Merger Agreement, Joseph L. Mancino and Michael F. Manzulli shall become Co- Chairmen of the Board of Directors of the Company.


Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.



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Item 7.  Financial Statements, ProForma Financial Information, and Exhibits.
         -------------------------------------------------------------------

         (a) Financial Statements of Business Acquired.

             (i) The Audited Consolidated Statements of Financial Condition at December 31, 2002 and 2001 and the Audited Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000 of Roslyn Bancorp, Inc. are incorporated herein by reference by Exhibit 99.2.

             (ii) The Unaudited Consolidated Statements of Financial Condition at June 30, 2003 and the Unaudited Consolidated Statements of Income for the three and six months ended June 30, 2003 and 2002 of Roslyn Bancorp, Inc. are incorporated herein by reference by Exhibit 99.4.

         (b) ProForma Financial Information.

             (i) The Unaudited ProForma Combined Condensed Consolidated Statement of Financial Condition as of June 30, 2003 for New York Community Bancorp, Inc. and Roslyn Bancorp, Inc. is incorporated herein by reference by Exhibit 99.3.

             (ii) The Unaudited ProForma Combined Condensed Consolidated Statement of Income for the six months ended June 30, 2003 and the year ended December 31, 2002 for New York Community Bancorp, Inc. and Roslyn Bancorp, Inc. is incorporated herein by reference by Exhibit 99.3.

         (c)  Exhibits.


Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Not applicable.

Item 10. Amendments to the Registrant's code of Ethics, or Waiver of a Provision
         -----------------------------------------------------------------------
         of the Code of Ethics
         ---------------------

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         -------------------------------------------------------------------
         Plans
         -----

         Not applicable.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         Not applicable.


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                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      November 7, 2003                    NEW YORK COMMUNITY BANCORP, INC.
---------------------------
          Date
                                          /s/ Joseph R. Ficalora
                                          -------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer



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                                          EXHIBIT INDEX
                                          -------------



No.         Exhibit
---         -------

2.1         Agreement and Plan of Merger, dated as of June 27, 2003, by and between New York Community
            Bancorp, Inc. and Roslyn Bancorp, Inc. (incorporated herein by reference to Appendix A to New York
            Community Bancorp, Inc.'s Registration Statement on Form S-4, as amended, as filed with the
            Commission on September 23,2003).

23.1        Consent of KPMG LLP.

23.2        Consent of KPMG LLP.

99.1        Press Release of New York Community Bancorp, Inc., issued on November 3, 2003.

99.2        Financial Statements of Roslyn Bancorp, Inc. (incorporated by reference herein to Roslyn Bancorp, Inc.
            Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission
            (Commission file number 0-28886) on March 25, 2003.)

99.3        New York Community Bancorp, Inc.'s Registration Statement on Form S-4, as amended, as filed with the
            Commission on September 23,2003.

99.4        Financial Statements of Roslyn Bancorp, Inc. (incorporated by reference herein to Roslyn Bancorp, Inc.
            quarterly report on Form 10-Q for the six months ended June 30, 2003, as filed with the Commission
            (Commission file number 0-28886) on August 14, 2003.)

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